Exhibit 99.1

May 22, 2009

Presentation to Annual Shareholders’ Meeting

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Forward looking statement
 Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private
 Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include information concerning our future results, interest rates, loan and deposit growth, operations, new branch openings and business strategy. These statements often included words such as “may,” “will,” “believe,” “expect,” “anticipate,”
 “predict,” “intend,” “plan,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements. These factors include but are not limited to: the timing of regulatory approvals or consents for new branches or other contemplated actions; the availability of suitable and desirable locations for additional branches, the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, general economic conditions, and conditions specifically related to the financial and credit markets, competition, as well as and the risks and uncertainties discussed in the Company's annual report on Form 10-K for the year ended December 31, 2008 which was filed with the SEC on March 3, 2009, and the uncertainties set forth from time to time in the Company’s other periodic reports, filings and public statements. You should keep in mind that any forward-looking statements made speak only as of the date on which they were made. New risks and uncertainties come up from time to time, and it is impossible for us to predict these events or how they may affect us. We do not intend to, update or revise any forward-looking statements after the date on which they are made. In light of all of the foregoing risks and uncertainties, you should keep in mind that any forward-looking statement made in this release may not reflect actual results.
May 2009

*As of May 12, 2009
Summary
☐ NASDAQ: UWBK
☐ $2.3 Billion Assets
☐ 7.3 Million Shares Outstanding
☐ $9.66 per share*
☐ $70.1 Million Market Capitalization*
☐ Dividend Yield 2.48%*
☐ Holding company for two primary subsidiaries:
 ■ United Western Bank® - Denver, CO
 ■ Sterling Trust Company - Waco, TX
May 2009

Who we are
☐ United Western Bank®
 ■ One of three publicly traded banks headquartered in Colorado
 ■ Largest federal savings bank in Colorado - $2.2 billion in assets
 ■ Fourth largest publicly traded thrift in the western United States
 ■ Traditional community bank - target businesses first, consumers second
 ■ Colorado focused (Front Range and select mountain markets)
☐ Sterling Trust Company
 ■ Nondiscretionary trust company regulated by Texas Department of Banking
 ■ Primarily custodian for self-directed IRAs and other qualified plan assets
 ■ Second largest trust company of its kind in the U.S.
 ■ Sale of majority of assets scheduled to close second quarter 2009
May 2009

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United Western Bank® - Strategy
☐ Established community bank business plan in 2006
☐ Redirected legacy company into community banking
☐ Transition balance sheet → community banking vs. wholesale mortgage business
☐ Capitalize on dynamic Colorado banking environment and growing economy
☐ Recruit veteran bankers disenfranchised by banking consolidation
☐ Build exceptional “local” banking branches - regional banking model
May 2009

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United Western Bank® -
our new “independent” brand
☐ UWB name launched in 2006
☐ Brand awareness is growing

 ■ Distribution expanding - eight
 full service locations open

 ■ First marketing efforts fourth
 quarter 2008

☐ Branding in population center

 ■  82% of Colorado population in
 Front Range

 ■ Front Range spans 75 miles
 north and 75 miles south of
 Denver
☐ New $2 billion community bank
 brand in a stable economy and
 banking market = growth
 potential

May 2009

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Colorado Economy      Colorado Bank Market
☐ Colorado metrics
 ■ Unemployment rate 7.5% at March 31,
 2009 compared to 8.5% nationally1

 ■ Median home price $216,3372
 ■ SFR foreclosures overstated!
 ■ Median household income $71,000
 compared to $64,000 nationally3

☐ National rankings
 ■ Ranked fifth in CNBC’s America’s Top
 States for Business - 20084
 ■ Ranked fifth for population growth in
 20085
 ■ Ranked thirteenth in personal income5
 ■ Colorado Convention Center ranked as
 the third-best convention facility in the
 nation6
☐ Colorado was the last state in the U.S. to allow
 branch banking - 1991

☐ Super-regionals polarize Colorado bank market

 ■ 62% deposit market share in the Front
 Range from 0% in the last ten years
☐ Dominant community banks disappear -
 bankers remain
☐ Bankers and bank customers want alternatives
 to super-regionals, few other choices
☐ Current economic environment - fewer banks
 active in the market
1 Source: Colorado Department of Labor & Employment, April 17, 2009
2 Source: Home Insight, Denver, CO, May 2009
3 Source: Compass of Larimer County, Winter 2009
4 Source: CNBC, July 2008
5 Source: The Denver Post (March 25, 2009)
6 Source: Colorado Business Outlook 2009, University of Colorado - Leeds School of Business
May 2009

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Colorado’s Front Range
☐ Second largest “megapolitan” area in the Intermountain West (first is the
 Arizona Sun Corridor)1
☐ Average labor productivity 8% higher than national average in 20051

☐ Higher than average per capita wages
 ■ $54,994 median in Denver Metro area, 14.2% higher than national median2
☐ Highest proportion of residents with a high school diploma1

 ■ Lower than average poverty levels
☐ Significant investment in multi-market transit system1
☐ Projected growth of nearly 70% - to 6.3 million residents by 20401

1 “A Profile of Colorado’s Front Range,” Metropolitan Policy Program at Brookings, July 2008

2 Metro Denver Chamber of Commerce
May 2009

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Colorado banks - my banker is ???
May 2009

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United Western Bank® -
Growing branch network
☐ “Best” locations - breakeven target of 14 months
☐ Smaller distribution network - 10-12, not 100, over time
☐ High visibility, branding opportunity
☐ Consistent construction theme - regional banking office, not
 “branch”
☐ Eight full service locations open in the Front Range with a loan production office serving Aspen and the Roaring Fork Valley
☐ Future growth tied to market opportunity and availability of capital
May 2009

Growing branch network
Downtown Tower
Centennial
Longmont
South Denver
Fort Collins
May 2009

United Western Bank® -
Differentiation
☐ Private banking “feel” coupled with technology
☐ High touch - regional leadership runs markets, makes local decisions, speed of execution key
☐ Invest in local communities - banker and local advisory board leadership entrenched
☐ Average tenure of senior bankers = 20 years, in markets where they live
☐ Product & service offerings expanding
 ■ Metavante® core processor
 ■ Remote deposit capture
 ■ Sweep accounts
 ■ Online banking
 ■ CDARS® Program
☐ Entrepreneurial spirit + local autonomy + new technology + independent culture = United Western Bank®

May 2009

Sterling Trust Company
☐ Custodian, not asset manager
☐ Primarily self-directed IRAs, non-typical assets (real estate, precious metals, etc.)
☐ As of March 31, 2009, approx. 75,200 accounts - 13.37% CAGR since December 31, 2002
☐ As of March 31, 2009, $4.9 billion under custody - 15.04% CAGR since December 31, 2002
☐ Accounts maintain liquidity - cash consolidated into United
 Western Bank
☐ $328 million of deposits at United Western Bank at March 31,
 2009
☐ Published deposit rate = 15 basis points at March 31, 2009
May 2009

Sale of Sterling Trust Company Assets
☐ Equity Trust Company and an affiliate are acquiring certain assets of
 Sterling Trust in an asset purchase

☐ Sale of Sterling assets - proceeds of (~) $61.2 million

☐ Estimated after-tax gain on sale of (~) $35.6 million

☐ Sterling’s custodial deposits - (~) $316 million at April 7, 2009 -
 maintained at United Western Bank® under agreement with buyer

☐ Sterling (to be renamed UW Trust Company©) will retain escrow and paying agent businesses, including its life settlement operations
☐ Target closing date second quarter 2009 (subject to regulatory approval and other conditions to close)
☐ Equity Trust Company (buyer)
 ■ Second largest trust company of its kind (post-acquisition)
 ■ Registered in good standing as a South Dakota trust company
 ■ Family owned, long-time deposit customer of United Western Bank®
May 2009

Historic Capital and Financial Strategy
☐ Change mix/shift balance sheet
 ■ Wholesale to community banking
☐ Called expensive trust preferred securities ($30 million
 at 9.81%)
☐ Repurchased 474,100 shares
☐ Quarterly dividend of $0.06 per share
☐ Divested non-core assets (2006)
☐ De-leverage wholesale assets on balance sheet over time
☐ Bank’s core capital ratio 8.06% and total risk-based ratio
 10.45% at March 31, 2009
☐ Post Sterling sale, expect to contribute a portion of the
 proceeds to increase the Bank’s capital ratios

May 2009

Balance Sheet Transition:
Runoff Wholesale Assets
May 2009

Net Interest Margin
May 2009

First Quarter Results - 2009
May 2009

Loan Portfolio &
Deposits in Transition
March 31, 2008 to March 31, 2009:
Community Bank Loans Grow 36% - from $821 million to $1.12 billion
Deposits Increased 22% - from $1.43 billion to $1.74 billion
Community bank deposits attributable to new branches = $234 million at
March 31, 2009 vs. $192 million at December 31, 2008 - 22% increase
May 2009

Loan Portfolio
May 2009

Loans - what we do
☐ Traditional community bank - business credit focused
☐ Lend to people we know, in our Colorado back-yard
☐ Recourse or co-borrower structures
☐ Tangible collateral lender
☐ Sole banker for our clients - avoid disputes with other banks
☐ We get our terms - structure and pricing
 ■ Q1/2009 asset quality - better than most peers
 ■ First to table / last look - we win
May 2009

Loans - what we don’t do
☐ No shared national credits - no control / out of touch
 ■ Have three credits where borrower outgrew us
☐ No levered cash flow finance / EVA
☐ No auto dealers / manufacturers / auto industry
 ■ No floor plan (new or used)
 ■ No dealer real estate
 ■ No supplier, manufacturing, distributor, or wholesaler
 ■ No material consumer auto loans or leases
 ■ Some SBA industry related - government guaranteed only
☐ No bulk consumer credit card
☐ No student loans
☐ No subprime - auto, single-family residences, or other
 ■ Immaterial legacy SFR loans - $272,000
May 2009

Characteristics of SFR Portfolio
☐ Over 8 years seasoned
☐ Average loan size $135,000
☐ Rigorously underwritten when acquired
☐ Geographically diverse
☐ Average FICO scores over 700 when originated
☐ Reasonable loan-to-values and debt-to-income ratios at origination
☐ Estimate current loan-to-value to be in the 65% range
☐ Not active in the subprime market and no intention of future involvement
☐ Credit quality metrics track favorably when compared to national statistics
May 2009

Allowance for Credit Losses &
Nonperforming Loans HFI
May 2009

MBS Portfolio
☐ $520 million of Mortgage Backed Securities at
 March 31, 2009
☐ At March 31, 2009, based on the carrying value and
 lowest rating assigned:
 ■ 57% are agency securities or A rated and above
 ■ Of which 50% of the 57% are AAA and AA rated
 ■ 87% A collateral and 13% Alt-A collateral
 ■ Based on the highest rating assigned, 90% of the portfolio is investment grade
May 2009

Progress in a difficult environment
Net income to shareholders since December 31, 2005 = $33.3 million
May 2009

A promising future - growing value
 ■ Experienced management
 ■ Well-established infrastructure
 ■ Strong employee base
 ■ Attractive demographics
 ■ Stable marketplace
 ■ Solid relationship with regulators
 ■ Compelling business model
 ■ Proven execution to date
May 2009

May 2009